MainStay Income Builder Fund - Summary Prospectus	February 26, 2010
TICKER SYMBOLS
Class A: MTRAX	Class I: MTOIX
Class B: MKTRX	Investor Class: MTINX
Class C: MCTRX
MSIB01-02/10 24

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund by clicking the links above, by going online to mainstayinvestments.com/documents, by calling 800-MAINSTAY (624-6782) or by sending an e-mail to MainStayShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated February 26, 2010, and most recent report to shareholders, dated October 31, 2009, are all incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to realize current income consistent with reasonable opportunity for future growth of capital and income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section on page 94 of the Prospectus and in the "Alternative Sales Arrangements" section on page 122 of the Statement of Additional Information.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's daily net assets)[1]	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.81%	0.32%	0.81%	0.81%	0.31%
Total Annual Fund Operating Expenses	1.72%	1.23%	2.47%	2.47%	0.97%
1

The management fee is an annual percentage of the Fund's average daily net assets as follows: 0.64% on assets up to $500 million, 0.60% on assets from $500 million up to $1 billion, and 0.575% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC ("New York Life Investments") under a separate accounting agreement. This addition to the management fee amounted to 0.02% of the Fund's average daily net assets, but did not result in a net increase in the Fund's "Total Annual Fund Operating Expenses."

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor	Class A	Class B		Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of each period	Assuming no redemption	Assuming redemption at end of each period
1 year	$715	$668	$250	$750	$250	$350	$99
3 years	$1,062	$919	$770	$1,070	$770	$770	$309
5 years	$1,432	$1,188	$1,316	$1,516	$1,316	$1,316	$536
10 years	$2,469	$1,957	$2,621	$2,621	$2,806	$2,806	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 182% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities. From time to time, the Fund may temporarily invest slightly less than 30% of its net assets in equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

Investment Process

Asset Allocation

Asset allocation decisions are made by MacKay Shields, LLC, the Subadvisor for the fixed-income portion of the Fund, based on the relative values of each asset class, inclusive of the ability of each asset class to generate income. As part of these asset allocation decisions, the Subadvisor may use equity index futures to add exposure to the equity markets. Neither equity index futures nor fixed-income futures are counted toward the Fund's total equity and fixed-income exposures, respectively.

Equity Investments

Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Fund, desires to produce superior risk adjusted returns by building portfolios of businesses with outstanding risk/reward profiles and a focus on high "shareholder yield." The equity portion of the Fund will invest in a diversified portfolio consisting primarily of global equity securities that have a history of attractive dividend yields and positive growth in free cash flow. That portion of the Fund will invest in global equity investments across all market capitalizations, and will generally invest in companies with a market capitalization of $250 million or greater at the time of purchase.

In selecting securities, the Subadvisor utilizes an investment strategy that combines bottom-up stock research and selection with top-down analysis. The Subadvisor seeks securities of companies with solid long-term prospects, attractive valuation comparisons and adequate market liquidity. The stocks the Subadvisor finds attractive generally have valuations lower than the Subadvisor's perception of their fundamental value. In determining the risk/reward profile of a company, the Subadvisor may evaluate the sustainability of the company's business, the company's earnings drivers, barriers to entry for potential competitors, the quality and character of the company's cash earnings, and the likelihood of the company's management to use free cash flow to enhance shareholder value, among other factors. The Subadvisor evaluates whether a company has a focus on high shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

Debt Investments

The Fund may invest in investment grade and below investment grade debt securities of varying maturities. In pursuing the Fund's investment objective, the Fund may invest up to 30% of its net assets in debt securities that the Subadvisor believes may provide capital appreciation in addition to income and are rated below investment grade by Moody's Investor Service ("Moody's) or Standard & Poor's ("S&P"), or if unrated, deemed to be of comparable creditworthiness by MacKay Shields LLC, the Subadvisor of the fixed-income portion of the Fund. For purposes of this limitation, both the percentage and rating are counted at the time of purchase. If Moody's and S&P assign different ratings to the same security, the Fund will use the lowest rating for purposes of determing the security's credit quality. Some securities that are rated below investment grade by Moody's or S&P are referred to as "junk bonds."

The Fund maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

Principal debt investments include U.S. government securities, domestic and foreign debt securities, mortgage-related and asset-backed securities and floating rate loans. The Fund may also enter into mortgage dollar roll and to-be-announced ("TBA") securities transactions.

The Fund may also invest in convertible securities such as bonds, debentures, corporate notes and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

Investments Across the Fund

The Fund may invest in derivatives, such as futures, options, forward commitments and swap agreements, to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. The Fund also may use fixed-income futures for purposes of managing duration and yield curve exposures. The Fund may invest up to 10% of its total assets in swaps, including credit default swaps. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings.

The Subadvisors may sell a security if they no longer believe the security will contribute to meeting the investment objective of the Fund. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, deterioration in the issuer's credit quality.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or poor security selection, which could cause the Fund to underperform other funds with similar objectives.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Subadvisor may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income, if the proceeds are reinvested at lower interest rates.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Fund's holdings.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Small-Cap Stock Risk: Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may also be more vulnerable to adverse business or market developments.

Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

High Yield Debt Securities Risk: Investments in below investment grade debt securities (sometimes referred to as "junk bonds") are sometimes considered speculative because they present a greater risk of loss than higher quality debt securities. Such securities may, under certain circumstances be less liquid than higher rated debt securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade (sometimes referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the Fund's net asset value ("NAV") could decline.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend on the ability of the Fund's Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from those of U.S. issuers. These risk factors include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. Foreign securities may be more difficult to sell than U.S. securities.

Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, imposition of taxes, higher brokerage and custodian fees, currency rate fluctuations or exchange controls or other government restrictions, including seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. Some of these risks may cause the Fund's share price to be more volatile than that of a U.S. only mutual fund. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. The risks of foreign securities are likely to be greater in emerging market countries than in foreign countries with developed securities markets and more advanced regulatory regimes. Among other things, emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

Convertible Securities Risk: Convertible securities tend to be subordinate to other debt or equity securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Derivatives Risk: The Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed. The principal risk of forward commitments is that the security may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The principal risks of swap agreements are that they may be difficult to value and may be susceptible to liquidity and credit risk. The principal risk of futures contracts is that they may result in losses in excess of the amount invested in the futures contract, which may be unlimited. The principal risk of options transactions is that they may increase the volatility of a Fund's NAV and may involve a small investment of cash relative to the magnitude of the risk assumed.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Fund.

Debt markets have recently experienced a period of high volatility that negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage backed securities, expanded to include derivatives, securities assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Many investors were forced to liquidate positions to satisfy margin calls, further pressuring asset prices. Although debt markets may experience a period of relatively lower volatility in the near term, the markets remain uncertain and periods of high volatility may return. These market conditions may adversely affect the Fund's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of several broad-based securities market indices as well as a composite index. The Fund has selected the MSCI World Index as its primary benchmark index in replacement of the Russell 1000® Index and the S&P 500® Index as a result of the addition of a co-subadvisor. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets. The Fund has selected the Income Builder Composite Index as its secondary benchmark index. The Income Builder Composite Index is comprised of the MSCI World Index and the Barclays Capital U.S. Aggregate Bond Index weighted 50%/50%, respectively. The Fund has selected the Barclays Capital U.S. Aggregate Bond Index as an additional benchmark index. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares, through January 1, 2004. Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares through February 27, 2008. Performance for newer share classes is adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class B Shares

(by calendar year 2000-2009)

Best Quarter
2Q/03	9.53%
Worst Quarter
4Q/08	-14.22%

Average Annual Total Returns (for the periods ended December 31, 2009)
	1 year	5 years	10 years
Return Before Taxes
Investor Class	15.42%	0.82%	-0.90%
Class A	15.75%	0.88%	-0.87%
Class B	16.25%	0.91%	-1.07%
Class C	20.18%	1.19%	-1.09%
Class I	22.82%	2.57%	0.09%
Return After Taxes on Distributions
Class B	15.72%	-0.17%	-2.04%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	10.70%	0.63%	-1.11%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	29.99%	2.01%	-0.24%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	28.43%	0.79%	-0.49%
Income Builder Composite Index (reflects no deductions for fees, expenses, or taxes)	18.03%	3.87%	3.37%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	6.33%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Epoch Investment Partners, Inc., serves as co-Subadvisor to the Fund and manages the Fund's equity investments and MacKay Shields LLC, serves as co-Subadvisor to the Fund and manages the Fund's fixed-income investments, as well as the overall asset allocation decisions for the Fund.

Subadvisors	Portfolio Managers	Service date
MacKay Shields LLC	Dan Roberts, Senior Managing Director	Since June 2009
	Gary Goodenough, Senior Managing Director	Since 2000
	James Ramsay, Senior Managing Director	Since 2008
	Louis N. Cohen, Managing Director	Since February 2010
	Michael Kimble, Managing Director	Since June 2009
	Taylor Wagenseil, Managing Director	Since February 2010
Epoch Investment Partners, Inc.	William Priest, Chief Executive Officer & Co-Chief Investment Officer	Since June 2009
	Eric Sappenfield, Managing Director & Senior Analyst	Since June 2009
	Michael Welhoelter, Managing Director	Since June 2009

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-5782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with MainStay Investments; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section on page 101 of the Prospectus.

NYLIFE Distributors LLC
169 Lackawanna Avenue
Parsippany, NJ 07054
NYLIFE Distributors is the Distributor of the MainStay Funds Trust.

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.